THE PARNASSUS FUNDS

QUARTERLY REPORT . MARCH 31, 2010

THE PARNASSUS FUNDS

Parnassus FundSM

Parnassus Equity Income FundSM - Investor Shares

Parnassus Equity Income Fund - Institutional Shares

Parnassus Mid-Cap FundSM

Parnassus Small-Cap FundSM

Parnassus Workplace Fund

Parnassus Fixed-Income FundSM

PARNX

PRBLX

PRILX

PARMX

PARSX

PARWX

PRFIX

Parnassus Fund	(PARNX)

Parnassus Equity Income Fund–Investor Shares	(PRBLX)

Parnassus Equity Income Fund–Institutional Shares	(PRILX)

Parnassus Mid-Cap Fund	(PARMX)

Parnassus Small-Cap Fund	(PARSX)

Parnassus Workplace Fund	(PARWX)

Parnassus Fixed-Income Fund	(PRFIX)

THE PARNASSUS FUNDS®

April 30, 2010

Dear Shareholder:

Enclosed you will find quarterly reports for all six Parnassus Funds. I think you will be happy with our performance. We came out of the recession last year, the economy is growing again and the stock market is moving higher.

The big news at Parnassus Investments® is that we won two Thomson Reuters U.S. Lipper Fund Awards for 2010. Each year, Thomson Reuters, the parent of Lipper, hosts a dinner to present awards to top-performing mutual fund groups. The Parnassus Workplace Fund won the award for the best fund in the Multi-Cap Core category based on the last three years, 2007-2009. More importantly, Parnassus Investments won the #1 U.S. Equity Fund Family award in the small group category. (A small firm is one with less than $34.5 billion in assets.) This award took into account the performance of all five of our equity mutual funds. We’re very proud of these awards. Below is a picture of the Parnassus Investments group receiving the awards in the Grand Ballroom of the Plaza Hotel in New York. From left to right are Grant Cleghorn, Director of Institutional Sales & Marketing, Marc Mahon, Chief Financial Officer, Vidya Nathu, Marketing & Sales Associate, Thao Dodson, board member of Parnassus Investments, Jerome Dodson, President of Parnassus Investments, and Andre Lavoie, Global Managing Director, Investment Management, at Thomson Reuters.

In calculating the awards, Lipper considered all open-end funds registered for sale in the United States in ten qualifying classifications. Awards were given to stock and bond funds for three-, five-and ten-year performance history. Both group and fund awards were based on Lipper’s consistent return scores, which reflects the funds’ historic returns, adjusted for volatility, relative to their peers.

THE PARNASSUS FUNDS	1

This is Parnassus Investments’ first time receiving the Lipper award for Best U.S. Equity Fund Group; the firm ranked 1st out of 162 companies, based on its three-year history. The Parnassus Workplace Fund is also a first-time winner, and its three-year performance ranked 1st out of 658 U.S. Multi-Cap Core funds.*

Our strong performance has translated into very impressive growth over the past several years. At the end of 2007, we had $1.3 billion under management; at the end of 2008, $1.9 billion; by the end of 2009, it had reached $3.3 billion and as of mid-April of this year, we had $4.1billion under management. We appreciate the confidence you have shown in the Parnassus Funds, and we will work hard to continue to deserve this confidence.

New Team Member

Iyassu Essayas has joined us as a research analyst, working on integrating environmental, social and governance issues into our investment process. Iyassu attended San Jose State University, where he was president of the Ethiopian Student Association, then graduated from the University of San Francisco in 2008 with a bachelor’s degree in biology. He served as a Parnassus intern in 2009, before joining our staff this year.

Thank you again for investing with Parnassus.

Yours truly,

Jerome L. Dodson, President
Parnassus Investments

*	Further information regarding the methodology behind the rankings used to determine the Lipper Fund Awards can be found here: http://www.lipperweb.com/docs/research/methodology/lipperfundawards_2010.pdf

2	THE PARNASSUS FUNDS

THE PARNASSUS FUNDSM

As of March 31, 2010, the net asset value per share (“NAV”) of the Parnassus Fund was $37.30, so the total return for the quarter was 7.12%. This compares to 5.39% for the S&P 500 Index (“S&P 500”), 5.39% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper, a Thomson Reuters company (“Lipper average”) and 5.91% for the Nasdaq Composite Index (“Nasdaq”). For the quarter, we beat all three of our benchmarks by well over one percent.

Below is a table comparing the Parnassus Fund with the S&P 500, the Lipper average and the Nasdaq over the past one-, three-, five- and ten-year periods. You’ll notice that with only one exception, we’re substantially ahead of all the indices for all time periods, so both our long-term and our short-term performance have been good. (The exception is the ten-year number, where we beat the S&P 500 and the Nasdaq, but trailed the Lipper average.)

Average Annual Total Returns for periods ended March 31, 2010	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

THE PARNASSUS FUND	60.45%	2.94%	5.75%	-0.21%	1.02%	0.99%

S&P 500 Index	49.77%	-4.17%	1.92%	-0.65%	NA	NA

Lipper Multi-Cap Core Average	52.56%	-3.88%	2.33%	1.70%	NA	NA

Nasdaq Composite Index	58.36%	0.59%	4.60%	-5.65%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index, (also known as the S&P 500), and the Nasdaq Composite Index are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Eight companies contributed the most to our strong performance during the quarter, with each one adding 16¢ or more to the NAV. Only one company had a significantly negative impact on the Fund, and that was W&T Offshore, an independent oil and gas exploration and production company. Its stock dropped 28.2% from $11.70 to $8.40, reducing the value of each Parnassus share by 23¢. While the company reported improved profitability, management lowered expectations for revenue growth in 2010, because of weak natural gas prices and ramp-up delays with one of its deep-water projects. W&T has strong liquidity, so it should be able to make acquisitions at bargain prices and increase revenue and production when natural gas prices rebound. For these reasons, we’ll continue to hold the stock.

Of the eight companies that helped us the most, three are homebuilders, one provides telecommunications equipment, one is a for-profit college, one makes medical products, one is a bank and the other provides design software for architects and engineers. There was a lot of diversity among our best-performing stocks.

The stock that helped us the most during the quarter was Ciena, a manufacturer of equipment to speed transmissions along fiber-optic telephone lines. The stock soared 40.6% from $10.84 to $15.24, adding 44¢ to each fund share. Ciena recently acquired the optical equipment assets of Nortel Networks, the Canadian telecommunications company that went bankrupt last year. This will give Ciena increased market share, economies of scale and a dominant position in the market for telecommunications equipment and Ethernet networks. The company also said that sales trends were improving for optical equipment.

THE PARNASSUS FUNDS	3

Bridgepoint Education, a for-profit college offering on-line courses, added 26¢ to the NAV, climbing from $15.02 to $24.58 for a gain of 63.7%. For 2009, the company had revenue growth of 108%, and management indicated that revenue growth would continue to be strong in 2010.

Teleflex makes a broad array of components for medical equipment, and its stock rose 18.9% during the quarter, going from $53.89 to $64.07 and contributing 23¢ to each Parnassus share. Early in the year, management announced strong earnings and revenue growth. The company also increased operating margins through factory consolidation and other cost-cutting measures.

Homebuilder DR Horton rose 15.9% from $10.87 to $12.60 for an increase of 21¢ on the NAV. After almost two years of losses, the company turned profitable in the fourth quarter of 2009, as a result of higher sales and better cost controls. DR Horton specializes in entry-level homes, so it was able to take advantage of government-sponsored housing programs and appeal to buyers who could use the first-time home buyer tax credit.

San Francisco-based Wells Fargo bank saw its stock increase 15.3% from $26.99 to $31.12 for a gain of 19¢ for each Parnassus share. Wells Fargo came through the financial crisis in fine shape, enabling it to post strong earnings.

Autodesk, the leading provider of design software for architects and engineers, added 17¢ to each fund share, as its stock price rose 15.8% from $25.41 to $29.42. Sales are improving as professionals start to buy design software in anticipation of increased construction activity. The company has also done a good job controlling costs.

Pulte Homes added 16¢ to the NAV of the Parnassus Fund, as its shares climbed 12.5% from $10.00 to $11.25. Investors have been fairly positive about Pulte’s upcoming purchase of Centex Homes, since it could improve cost control and develop other economies of scale, as well as gain access to the entry-level housing market where Centex is strong.

KB Home also contributed 16¢ to the NAV, as its stock rose 22.4% from $13.68 to $16.75. KB Home moved higher with all the homebuilders during the quarter, as investors seemed to like the company’s strategy of acquiring land at bargain prices for future homebuilding.

Outlook and Strategy

This section represents my thoughts and applies to the three funds that I manage: the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The other portfolio managers will discuss their thoughts in their respective reports.

The economy came out of the recession last year, and U.S. growth was 5.6% in the fourth quarter of 2009. Growth in the first quarter of 2010 will probably be between 2.5% and 3.0%, so the economy is expanding again. In March,162,000 new jobs were created after almost two years of consistent job losses. Of course, 48,000 of those jobs were created for temporary census workers, but they still provided gainful employment and it’s great to be creating new jobs instead of losing them. The unemployment rate held steady at 9.7%, even with the new jobs. The reason unemployment didn’t fall is that as new jobs developed, new opportunities drew more people into the workforce. (The unemployment rate is calculated by dividing the number of people looking for work by the sum of people working plus people looking for jobs.) With the economy growing again, businesses are becoming confident enough to hire new workers, and eventually this will bring down the unemployment rate.

4	THE PARNASSUS FUNDS

I’m confident that the American economy will continue to create jobs this year. We’re fortunate enough to have a very productive economic system, and we don’t have many of the restrictive labor laws that one finds in countries like France, Germany and Brazil. In those countries, it’s very difficult to lay off an employee without paying an enormous amount of money. For that reason, entrepreneurs are reluctant to hire new employees for fear that business will turn down, and they will be stuck paying salaries for employees they don’t need. In Brazil, for example, an enormous percentage of the workforce works “off the books” in the underground economy. It’s the only way that many small businesses can hire workers. This means that many economic transactions go untaxed and employees working in the underground economy don’t have any real protection.

As the economy improves and new jobs are created, corporate earnings will increase and the stock market should follow. So far this year, the market has moved steadily higher. This upward movement won’t continue in a straight line. At some point, the market will move lower for a while, and that’s when we’ll have an opportunity to add to our holdings at bargain prices. By the end of the year, however, I expect that the stock market will be higher than it is now in mid-April. For that reason, we remain close to fully invested with just a small amount of cash on the side in case some opportunities present themselves.

Historically, the stock market has done well in the early phase of an expansion, as the economy comes out of a recession. Small-cap stocks and technology issues tend to do very well during this phase of the recovery, so we are paying attention to these sectors.

In addition to an improving economy, another factor that will lead to rising stock prices is the fact that there’s a lot of money on the sidelines. During 2008, an enormous amount of money flowed out of equity mutual funds. The outflow continued in 2009, but a lot of new money went into bond funds because they were perceived as being more conservative. Unfortunately, that was the wrong move to make, because stocks moved much higher in 2009. There still hasn’t been much money flowing into stock mutual funds. (The Parnassus Funds are an exception, with relatively heavy inflows into our five equity funds.) As the stock market continues to move higher, I expect that a lot of money will move back into stock mutual funds, and this will provide new buying power to move the stock market even higher.

A third factor pushing stocks higher is low interest rates. This will help power the economic expansion. Right now, I think the policy of low interest rates is the correct one, since unemployment remains so high. At some point, though, the risk of inflation will appear and the Federal Reserve will need to raise interest rates to prevent the economy from overheating. When the Fed does raise interest rates, I expect a sharp move down for stocks. There’s no way to avoid this, so we’ll just have to ride out these moves to the downside and use the opportunity to buy some stocks at bargain prices. Even after a big increase in interest rates, the economy will eventually adjust, and as long as earnings are strong, the market should bounce back and continue moving higher.

THE PARNASSUS FUNDS	5

Right now, my main challenge is finding good businesses that are undervalued. The market’s upward move has made it more difficult to find undervalued stock. We have had a lot of money coming into the Parnassus Funds, especially the Parnassus Small-Cap Fund and the Parnassus Equity Income Fund, so we’ve had to work overtime trying to find good companies to buy. We’re finding some, but it’s nothing like the easy pickings we had a year ago. Our strategy is to stay as fully invested as possible in good businesses with strong environmental, social and governance factors that are selling at attractive prices. I would like to thank all of you for investing in the Parnassus Funds and assure you that we’ll do our best to take good care of your money.

Yours truly,

Jerome L. Dodson
Portfolio Manager

6	THE PARNASSUS FUNDS

THE PARNASSUS EQUITY INCOME FUNDSM

As of March 31, 2010, the NAV of the Parnassus Equity Income Fund– Investor Shares was $25.33, so after taking dividends into account, the total return for the first quarter was 3.87%. This compares to a gain of 5.39% for the S&P 500 Index (“S&P 500”) and a return of 4.69% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper, a Thomson Reuters company (“Lipper average”).

While the Fund underperformed the S&P 500 for the quarter, we achieved the important milestone of “getting above water” after the recent bear market. I am extremely pleased to report that shareholders who owned the Fund on October 9, 2007 (the day the S&P 500 hit a record closing high) are up 3.07% from that date to March 31, 2010. In contrast, the S&P 500 is still down 20.86% from its all-time high.

The Fund’s one-, three-, five-, and ten-year returns beat both the S&P 500 and Lipper average for all periods. The past ten years included the dotcom bust, a financial crisis and the “Great Recession.” In spite of all this, the Fund generated an average annual return of 6.09% over the last decade. Conversely, the S&P 500 lost 0.65% per year during this time.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended March 31, 2010	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS EQUITY INCOME FUND–

Investor Shares	50.15%	4.35%	7.03%	6.09%	1.02%	1.01%

Institutional Shares	50.32%	4.57%	7.21%	6.18%	0.81%	0.80%

S&P 500 Index	49.77%	-4.17%	1.92%	-0.65%	NA	NA

Lipper Equity Income Fund Average	46.52%	-4.35%	2.23%	3.26%	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 6.33%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31,1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2010 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

We started 2010 with a 3.87% gain for the quarter, but still lagged the S&P 500 by 1.52%. The biggest factor reducing performance was our technology stocks, which lowered the Fund’s return by 0.9% versus the index. This is surprising, because the Fund owns a collection of great technology businesses, such as QUALCOMM, Microsoft and Applied Materials, which reported improved prospects during the first quarter. Unfortunately, they still ended up underperforming their peers. We’re still hanging on to them because they’re great companies, and we think they’ll move higher this year.

Our industrial stocks reduced the Fund’s performance by about 0.5% relative to the S&P 500. While the average industrial stock in the index rose 13.5%, our industrial investments were only up 7%. Waste Management, a top fund holding and about a third of our industrial exposure, rose only 1.8% during the quarter. Waste Management’s collection and landfill businesses should do well as the economy improves, and the company continues to invest meaningfully into its waste-to-energy and recycling operations. So, even though this stock had a pedestrian quarter, I’m still comfortable with our large investment in the company.

THE PARNASSUS FUNDS	7

The final sector that created a headwind for the Fund was financials. Our underweight position cost us 0.3% against the S&P 500. We remain underweighted in this sector relative to the index because I am concerned about the long-term earnings prospects of the large U.S. banks. I understand that profits can move significantly higher in the short-term, as loan losses decline and interest rate spreads remain favorable for banks. However, I think this attractive environment will end sooner than many expect. Interest rates are unsustainably low and several assets classes, such as residential real estate, continue to be supported by numerous Federal programs that are in the process of being eliminated.

I’m also amazed how quickly investor trust has returned to the banking sector, as evidenced by the rapid increase in share prices of many large banks. The financial services sector now represents 15% of the S&P 500, up dramatically from the recent low of 10% in March of 2009. Because of my sector-wide valuation concern and a scarcity of individual stocks that I think offer attractive risk-reward opportunities, the Fund’s exposure to financials is currently 10%.

During the first quarter, our healthcare stocks performed well, adding about 0.8% to our return versus the S&P 500. Our focus is to own companies that offer unique science applications or products that improve quality or lower costs.

Company Analysis

The Fund was fortunate to have only one stock that meaningfully declined during the first quarter. Houston-based oil and gas producer W&T Offshore fell 28.2% during the quarter to $8.40 from $11.70, trimming the Fund’s NAV by 10¢. W&T’s stock dropped because it announced that 2010 oil and gas production could fall 20-30% from last year. One reason for this is that the company didn’t drill many wells during 2009. Quite simply, drilling costs were too high in relation to energy prices. The company also experienced technical issues at their Daniel Boone platform, where production is 3,000 barrels per day less than expected.

Despite these setbacks, I remain bullish on W&T for the long-term. The company has sufficient cash for acquisitions or drilling opportunities. In addition, I think CEO Tracy Krohn does a good job of drilling wells in an environmentally responsible way. Based on his experience working on offshore rigs in the 1970s, Tracy makes sure that his workplace is as safe as possible. He states proudly that “we won’t send employees to a location where I won’t work myself.” I was also impressed with how Mr. Krohn helped his New Orleans-based employees in the aftermath of Hurricane Katrina.

Moving to positive investments, we had five stocks that each added at least 8¢ to the Fund’s NAV for the first quarter. The Fund’s biggest contributor was Teleflex, a Pennsylvania-based company that sells healthcare and industrial products. Teleflex rose 18.9% during the first quarter to $64.07 from $53.89, boosting the Fund’s NAV by 17¢. The company’s largest division, which sells catheters for applications such as vascular access, respiratory and anesthesia, is growing sales and expanding profit margins. I want to thank my Director of Research, Ben Allen, for helping me manage our Teleflex investment.

Financial services firm Bank of New York Mellon had a strong quarter, adding 10¢ to the NAV, as the stock increased 10.4% to $30.88 per share from $27.97. Bank of New York Mellon’s trust, asset servicing and wealth management businesses are valuable segments with growing profits. In addition, Bank of New York Mellon has an enviable capital position, which the company is using to make acquisitions, including a $2.3 billion deal announced during the quarter to buy PNC Financial’s back office operations.

San Diego-based Gen-Probe, a maker of lab diagnostic testing technology, also boosted the Fund’s NAV by 10¢ as its stock jumped 16.6% from $42.90 to $50.00 per share. The company owns important technology that helps labs test the blood supply and screen for various diseases. After a

8	THE PARNASSUS FUNDS

temporary slowdown last year, the company’s sales have strengthened. In addition, Gen-Probe has some exciting new products in R&D that could increase the number of diseases and infections eligible for detection. I’ve enjoyed working closely with my colleague, Matt Gershuny, on this investment.

Athletic footwear and apparel company Nike had a strong quarter as our investment added 9¢ to the Fund’s NAV. Nike’s stock jumped 11.3% from $66.07 to $73.50 per share, driven by a recovering U.S. market and strong international sales. Nike’s brand and operational excellence are unparalleled in its industry, which should help the company grow for years to come.

Cooper Industries, a diversified industrial company with a specialty in electrical products, added 8¢ to the Fund’s NAV. The stock had a good start in 2010 as it rose 12.4% to $47.94 from $42.64 per share. While an improving economy and cost cutting bode well for Cooper’s earnings in 2010, this is a minor part of our investment thesis. The company’s products for lighting, power grid transmission and efficiency have tremendous long-term growth opportunities. Cooper’s dividend increased 8% during the first quarter, so the Fund will collect an attractive yield while management continues to increase the company’s intrinsic value.

Outlook and Strategy

The portfolio’s positioning and my outlook are little changed from the beginning of 2010. I continue to think the sustainability of this economic recovery will be weaker than expected primarily due to unsustainable budget deficits. However, as long as the Federal Reserve keeps interest rates low and the U.S. government continues to inject massive stimulus, stock prices could move higher. In addition, many corporations are exiting the recession with lean cost structures, so corporate earnings will likely show major growth in 2010. This should also drive stocks higher. We hope to participate in any further gains by investing in quality businesses with competitive advantages and sustainable growth opportunities.

The last 12 months have seen the S&P 500 surge an amazing 75%. Based on this powerful rally, I assume that many investors must think that the economy is heading back to “business as usual.” I’m not ready to embrace this thesis. Given the substantial government stimulus across the globe, I’m focused on ensuring that the success of our investments depends upon sustainable demand, not temporary government spending. I’m also concerned about the potential downside associated with the unwinding of the Federal Reserve’s extraordinary actions, which helped cushion the economy from the financial crisis.

The Fund remains underweighted in the financial and the consumer discretionary sectors relative to the index. We have found good investments in those sectors, such as Bank of New York Mellon and Nike, but both are unique companies relative to their peer groups. The Fund remains overweighted relative to the index in healthcare, industrials, technology, energy-utilities and consumer staples. My team and I think these sectors contain companies with predictable long-term demand, sustainable competitive advantages, quality management teams and attractive valuations.

Thank you for your trust and investment in the Parnassus Equity Income Fund.

Highest regards,

Todd C. Ahlsten Portfolio Manager

THE PARNASSUS FUNDS	9

THE PARNASSUS MID-CAP FUNDSM

As of March 31, 2010, the NAV of the Parnassus Mid-Cap Fund was $17.26, so the total return for the first quarter of 2010 was a gain of 6.02%. This compares to a gain of 8.67% for the Russell Midcap Index (the “Russell”) and a gain of 5.39% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper, a Thomson Reuters company (“Lipper average”). We’re pleased that we beat the Lipper average, but disappointed that we trailed the Russell.

It has been difficult for us to keep pace with the Russell over the past year. An important reason is that the Fund held up much better than the Russell during the bear market of 2008 and early 2009, and therefore had less ground to recover. This is a trade-off we’re willing to make because limiting losses on the downside is crucial for strong long-term performance. The benefit of this trade-off is evident in our three-year return, which averages more than four percentage points better than both the Russell and Lipper averages.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of the Fund’s assets invested in stock and for the period since inception on April 29, 2005.

Average Annual Total Returns for periods ended March 31, 2010	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS MID-CAP FUND	56.75%	0.91%	5.09%	4.49%	2.26%	1.21%

Russell Midcap Index	67.71%	-3.30%	2.41%	4.96%	NA	NA

Lipper Mid-Cap Core Average	52.56%	-3.88%	1.12%	3.02%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

After last year’s tremendous market rally, mid-cap stocks took a breather in early 2010, falling almost 5% by early February. However, optimism took hold shortly thereafter, and the market roared back to close the quarter with strong gains for most issues. Mid-cap stocks, as measured by the Russell, continued to outperform the broader market averages during the first quarter.

Two factors contributed to our quarterly underperformance versus the Russell: market capitalization and return on equity. During the first quarter, the smallest quintile of companies in the Russell, as measured by market capitalization, outperformed the largest by almost 6% points, and the lowest return on equity quintile outperformed the highest by more than 4% points. Since the Fund is disproportionately invested in companies at the high end of the mid-cap range and with better than average returns on equity, we faced a stiff headwind this quarter. While this investment style hurt us, we think it’s the right recipe for long-term performance.

Regarding sector allocation, we lost ground during the quarter due to our being underweighted relative to the index in the consumer discretionary sector, which performed very well, and being overweighted relative to the index in the technology sector, which performed relatively poorly. The Fund was overweighted relative to the index in the healthcare sector, which was the most positive contributor during the quarter.

10	THE PARNASSUS FUNDS

Company Analysis

As usual, our performance was mostly impacted by stock selection, as opposed to sector allocation. There were five stocks that added at least 7¢ to the Fund’s NAV for the first quarter. Conversely, only one stock hurt the Fund materially in the period.

Cooper Industries, a diversified industrial company with a specialty in electrical products, was the Fund’s most positive contributor. The stock rose 12.4% to $47.94 from $42.64, adding 9¢ to the Fund’s NAV. The company has a compelling long-term growth story, and the improving economy has accelerated near-term demand for Cooper products. On top of this, management has cut costs aggressively, further boosting earnings beyond investors’ expectations.

Molecular diagnostics company Gen-Probe was the second largest contributor during the quarter, increasing the Fund’s NAV by 8¢, as its stock jumped 16.6% from $42.90 to $50.00 per share. The company owns technology that helps labs test the nation’s blood supply and detect numerous diseases. Investors are excited that its core blood screening business has stabilized, and that the company has many promising R&D initiatives underway. Furthermore, as a testament to its excellent cash flow generation, Gen-Probe announced a $100 million stock buyback early in 2010.

Teleflex, a healthcare and industrial products company, soared 18.9% during the first quarter to $64.07 from $53.89, growing the Fund’s NAV by 8¢. Investors drove shares higher after the company offered a rosy forecast for 2010 earnings. Management has done an excellent job of divesting lower margin, cyclical businesses and expanding the company’s more profitable healthcare segments.

C.R. Bard, a provider of medical instruments and supplies, added 7¢ to the NAV as its stock rose 11.2% from $77.90 to $86.62. The stock went up when the company reported strong revenue results due to increased demand for its surgical and oncology products. Earnings were also aided by aggressive cost-cutting programs.

The stock of AFLAC, the insurance company, rose 17.4% in the quarter to close at $54.29, contributing 7¢ to the Fund’s NAV. After a tremendous 2009, the stock continued to move higher in the first part of 2010 as concerns abated regarding credit losses on AFLAC ’s investment assets. This has been a great stock for the Fund, as our average cost for AFLAC is just under $25 per share.

Only one company hurt the Fund’s NAV by more than 2¢ during the quarter. MDU Resources, a diversified energy company, lost 8.6% as its stock dropped from $23.60 to $21.58 to drive down the NAV by 6¢. The company lowered expectations for production growth in 2010, which negatively impacted the stock. However, the company has strong liquidity and cash flow, which should enable it to ramp up production as natural gas prices recover.

Outlook and Strategy

Our focus for 2010 continues to be on how the economy will behave, after the government withdraws its significant and temporary support. As the effect from the Federal stimulus wanes and interest rates rise, we are concerned that stock markets might weaken. At the same time, we recognize that the economic recovery could have set permanent roots, and that the markets might run higher.

While we’re certainly hoping for the latter, we’ve positioned the portfolio for both scenarios. Specifically, we are limiting the Fund’s exposure to sectors that would be hardest hit if the economy turns down again and investing heavily in companies with secular growth opportunities and strong competitive positions. As a result, relative to the Russell, we continue to be significantly underweighted in the financial and consumer sectors. Conversely, we’re heavily invested in companies competing in the information technology, industrial, and healthcare sectors.

THE PARNASSUS FUNDS	11

The sector we are most significantly underweighted relative to the index is consumer discretionary. While opportunities arise here from time-to-time, we find it difficult to invest in this sector given the lack of long-term secular growth opportunities and sustainable competitive moats. We believe the portfolio’s cyclical exposure is best weighted toward technology and industrial issues. In these sectors, we think companies are more likely to enjoy attractive secular growth trends and lasting competitive advantages.

Thank you for your investment with us.

Yours truly,

Benjamin E. Allen	Matthew D. Gershuny	Lori A. Keith

Portfolio Manager	Portfolio Manager	Portfolio Manager

12	THE PARNASSUS FUNDS

THE PARNASSUS SMALL-CAP FUNDSM

As of March 31, 2010, the NAV of the Parnassus Small-Cap Fund was $20.00, so the total return for the quarter was 11.61%. By comparison, the Russell 2000 Index (“Russell”) of smaller companies was up 8.85% and the Lipper Small-Cap Value Average, which represents the average small-cap value fund followed by Lipper, a Thomson Reuters company (“Lipper average”) gained 8.03%, so we beat both our benchmarks by a substantial amount for the quarter. We are also substantially ahead of our benchmarks for the longer-term as well.

Below is a table comparing the Parnassus Small-Cap Fund with the Russell 2000 Index and the Lipper average. In addition to the one- and three-year periods, we’ve also included the period since inception and the return since September 30, 2005, which is the approximate date when the Fund first had most of its assets invested in stock (as opposed to cash). As you can see from the table, the Fund is substantially ahead of all the benchmarks for all time periods. Especially noteworthy is the three-year period with the Fund gaining an average of 4.55% per year compared to an average annual loss of 3.99% for the Russell 2000. Over that time period, the Fund has gained an average of more than eight percentage points per year over the index.

Average Annual Total Returns for periods ended March 31, 2010	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS SMALL-CAP FUND	69.51%	4.55%	8.33%	8.05%	1.88%	1.21%

Russell 2000 Index	62.76%	-3.99%	1.73%	4.66%	NA	NA

Lipper Small-Cap Value Average	63.07%	-4.06%	1.32%	4.22%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Four companies contributed the most to our strong performance during the quarter, with each one adding 18¢ or more to the NAV. Only one company had a major negative impact on the Fund, and that was W&T Offshore, an independent oil and gas exploration company. Its stock dropped 28.2% from $11.70 to $8.40, slicing 21¢ off the NAV. While the company reported improved profitability, management lowered expectations for revenue growth in 2010 because of weak natural gas prices and ramp-up delays with one of its deep-water projects. W&T has strong liquidity, so it should be able to make acquisitions at bargain prices and increase revenue and production when natural gas prices rebound. For these reasons, we’ll continue to hold the stock.

The stock helping us the most was Bridgepoint Education, a for-profit college with mostly on-line courses, which added 42¢ to the NAV, soaring from $15.02 to $24.58 for a gain of 63.7%. For 2009, the company had revenue growth of 108%, and management indicated that revenue growth would continue to be strong in 2010.

THE PARNASSUS FUNDS	13

Finisar provides fiber optic subsystems and network performance test systems for use in telecommunications. Its stock rocketed up 76.1% during the quarter from $8.92 to $15.71 for a contribution of 32¢ to each fund share. Sales of all its optical products have been strong, but the driving force behind the stock has been sales of ROADM, a device that allows telecommunication firms to reconfigure optical networks remotely to allow for changes in wavelengths and power needs.

Increasing use of on-line transmissions (caused by more use of smart phones, high-speed internet and video) means more demand for equipment used in fiber optic networks, and this has helped not only Finisar, but also Ciena. The latter’s stock soared 40.6% during the quarter from $10.84 to $15.24 for a gain of 30¢ on the NAV. Ciena recently acquired the optical equipment assets of Nortel Networks, the Canadian telecommunications company that went bankrupt last year. The acquisition will give Ciena increased market share, economies of scale and a dominant position in the market for telecommunications equipment and Ethernet components. The company reported that sales trends were improving for all optical equipment.

Terra Industries, a leading producer of nitrogen fertilizer, had an increase of 26.3% in its stock price, as it rose from $32.19 at the start of the quarter to $40.66, where we sold it for an increase of 18¢ for each fund share. Terra’s stock price moved higher because of a bidding war between fertilizer companies CF Holdings and Yara International of Norway, with CF ultimately acquiring the company. Terra’s earnings were headed higher because of increased demand for nitrogen fertilizer and lower prices for the natural gas used in producing the fertilizer.

Yours truly,

Jerome L. Dodson Portfolio Manager

14	THE PARNASSUS FUNDS

THE PARNASSUS WORKPLACE FUND®

As of March 31, 2010, the NAV of the Parnassus Workplace Fund was $20.20, so the total return for the quarter was 3.86%. This compares to 5.39% for the S&P 500 and 5.39% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper, a Thomson Reuters company (“Lipper average”), so we underperformed for the quarter. However, on a longer-term basis, the Parnassus Workplace Fund is substantially ahead of its benchmarks. In fact, as mentioned in my opening letter to shareholders, Lipper recently named the Parnassus Workplace Fund the best multi-cap core fund in America for the three years from 2007-2009.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper average. In addition to the one- and three-year periods, we’ve also included the period since inception and the returns since September 30, 2005, which is the approximate date when the Fund first had most of its assets invested in stocks (as opposed to cash). As you can see from the table, the Fund is ahead of all its benchmarks for all time periods. Especially noteworthy is the three-year number, with the Fund earning an average of 7.76% per year while the S&P 500 had a negative return of 4.17% per year. For that time period, then, the Fund has beaten the S&P 500 by almost 12 percentage points per year. This is certainly an indication that investing in companies that are great places to work can produce excellent investment returns.

Average Annual Total Returns for periods ended March 31, 2010	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

PARNASSUS WORKPLACE FUND	69.21%	7.76%	8.92%	8.33%	2.34%	1.21%

S&P 500 Index	49.77%	-4.17%	1.03%	2.35%	NA	NA

Lipper Multi-Cap Core Average	52.56%	-3.88%	1.12%	3.02%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Five companies contributed the most to the Fund’s performance during the quarter, with each adding 7¢ or more to each fund share. No company had a significant negative impact during the quarter. The reason the Fund underperformed for the first quarter is not because our companies did poorly, but because they didn’t go up as much as the averages. The companies in the Parnassus Workplace Fund did so well over the past three years, they were already at fairly high levels compared to the averages, and the average company caught up somewhat during the quarter. As our companies approach full valuation, we will sell them and invest in new companies that are undervalued. I’ll do my best to keep the Parnassus Workplace Fund performing at a high level.

The stock that helped the most during the quarter was SEI Investments. Like Parnassus Investments, the company is an asset manager, but it also provides accounting, software and transfer agent services for mutual funds and other money managers. SEI contributed 14¢ to each fund share during the quarter, as its stock climbed 25.4% from $17.52 to $21.97. There are two main reasons the stock climbed higher. First, much of the company’s revenue is based on assets under administration, so as the stock and bond markets climbed higher, SEI’s revenue increased. Second, the company was able to reduce expenses, because much of its investment in new software systems had been completed.

THE PARNASSUS FUNDS	15

On-line auctioneer eBay saw its stock increase by 14.5% from $23.54 to $26.95 for an addition of 13¢ per fund share. The company’s marketplace business has improved and its PayPal unit for on-line transactions has had an even bigger improvement.

Autodesk, the leading provider of design software for architects and engineers, contributed 8¢ to each fund share, as its stock climbed 15.8% from $25.41 to $29.42. Sales are improving as professionals start to buy design software in anticipation of increased construction activity. The company has also done a good job with cost control.

Tractor-maker Deere & Co. saw its stock rise 9.9% from $54.09 to $59.46, resulting in a contribution of 8¢ to the NAV. Order growth for agricultural equipment has been stronger than expected, and the outlook for 2010 and 2011 is excellent as the economy comes out of the recession.

Intel’s stock increased 9.1% during the first quarter from $20.40 to $22.26, adding 7¢ to the NAV. In January, the company reported impressive financial results, driven by 13% quarterly revenue growth and record-high gross margins of 64.7%. The surprise in revenue growth came primarily from microprocessors and chipset sales. Increases in selling prices and factory utilization helped gross margins.

Yours truly,

Jerome L. Dodson Portfolio Manager

16	THE PARNASSUS FUNDS

THE PARNASSUS FIXED - INCOME FUNDSM

As of March 31, 2010, the NAV of the Parnassus Fixed-Income Fund was $16.96, producing a total return for the quarter of 2.06% (including dividends). This compares to a gain of 1.55% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital index”), and a gain of 2.41% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper, a Thomson Reuters company (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Capital index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for March 2010 was 2.32%. I’m pleased to report that our long-term returns are better than the Lipper average for the three-, five-and ten-year periods as of the end of March. Also, our returns are ahead of the Barclays Capital index for the one-, three- and five-year periods.

Average Annual Total Returns for periods ended March 31, 2010	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FIXED-INCOME FUND	9.90%	5.86%	5.57%	6.18%	0.90%	0.77%

Barclays Capital U.S. Government/Credit Bond Index	7.51%	5.84%	5.17%	6.22%	NA	NA

Lipper A-Rated Bond Fund Average	17.12%	4.36%	4.10%	5.48%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus Investments website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/ Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus Investments website, or one can be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2009, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, until May 1, 2010. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

This first quarter represented a volatile beginning of the year for investors. The equity market started out by dropping 7% through early February, before surging more than 12% to finish the quarter up 5.4%. Treasury yields followed a similar wild pattern. While the 10-year benchmark yield ended the quarter mostly unchanged at 3.83%, the intra-quarter swings were nerve-racking. The yield on the 10-year swung from a low of 3.53% to a high of 3.92%.

Credit concerns over Greece’s sovereign debt and rising political and regulatory risk for U.S. financial institutions kept investors nervous in the first half of the quarter. Sentiment quickly turned positive, as corporate earnings results for the fourth quarter of 2009 came in higher than investors’ expectations. Reported revenues for the S&P 500 were on average 2.6% higher than expected, while earnings were 9.0% stronger than consensus expectations. These strong results gave investors confidence in owning risky assets and reduced the perceived risk of corporate bonds. As such, corporate bonds performed well during the quarter, with a gain of 2.3%, according to the Barclays Capital Credit Bond Index.

The Fund performed better than the Barclays Capital index during the quarter. Within the benchmark, corporate bonds returned 2.3%, compared to a gain of 1.1% for government bonds. Compared to the benchmark, the Fund has a larger weighting in corporate and convertible bonds than in government bonds. Therefore, the Fund’s relative outperformance was due to it being overweighted in the higher returning corporate and convertible bonds. Our investments in corporate and convertible bonds added a total of 28¢ to the NAV, while the investments in government bonds contributed only 7¢ to the NAV.

THE PARNASSUS FUNDS	17

For the quarter, the Fund trailed the Lipper average by 35 basis points. The main reason is that the Fund doesn’t have investments in commercial mortgage-backed securities (CMBS). The latter returned more than 9% during the quarter, according to the Barclays Capital CMBS Index. While the Fund is not restricted from investing in securitized products, such as CMBS, I think that their current valuation is too expensive given the weak fundamentals of the commercial real estate market. The latest report from Realpoint, a leading provider of credit analysis and rating of CMBS, showed that delinquency rates hit an all-time high of 6% in March. Also, the overall delinquent unpaid balance for CMBS has almost quadrupled from a year ago. More importantly, the delinquency rate is projected to increase to between 8% and 9% through mid-2010 and potentially surpass 12% by the end of 2010.

Parnassus Fixed-Income Fund Portfolio Composition as of March 31, 2010 (percentage of net assets)
Portfolio Composition
Corporate Bonds	38.9%
U.S. Government Treasury Bonds	24.1%
Convertible Bonds	17.0%
U.S. Government Agency Bonds	9.2%
Municipal Bonds	2.1%
Equities	0.9%
Short-term U.S. Government Treasury Bonds	2.0%
Other Short-term Investments, and Assets and Liabilities	5.8%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

There has been no significant change in my investment outlook since the last quarterly report, and the composition of the portfolio is mostly unchanged from the end of last year. For the rest of the year, I expect interest rates to stay range-bound on weak inflation and potentially lower-than-anticipated economic data. Weak personal income growth combined with a still-fragile labor market should keep inflation tame. I also think that corporate earnings estimates have increased too much and there is now a higher chance of disappointment. Indeed, the consensus forecast now expects 2010 profit margins for the S&P 500 to be back to the previous cycle peak.

I remain skeptical of the sustainability of this government-induced recovery. The fundamental problem of excessive debt in the economy has still not been resolved. From a big picture standpoint, the government response to the crisis has merely been to shift the balance sheet risk from the private sector to the public sector. So far, this swap has had only marginal impacts on government yields. To be sure, longer-term, the effect of sovereign credit concerns and increased supply of Treasuries will likely push yields higher. The probability of such an event has also increased recently, as policymakers appear willing to perpetuate the cycle of bailouts, and fiscal austerity measures are still missing from the government’s agenda.

However, for now, I think that strong demand from the Baby Boomers for high quality, income- producing strategies remains a powerful counteracting force. This appetite for income yield is evident in the healthy inflows into fixed-income funds since the start of the year. During that period, total inflow into bond funds was $90.6 billion, compared to only $2.4 billion for domestic equity funds, according to the Investment Company Institute.

I’m mindful that the range of possible economic outcomes is complex and the actual outcome could differ from the outlook described above. As always, I continue to monitor the economic outlook and financial market developments and will adjust the portfolio as necessary.

Thank you for your confidence and investment in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui Portfolio Manager

18	THE PARNASSUS FUNDS

RESPONSIBLE INVESTING NOTES

by Milton Moskowitz and Jerome Dodson

Lists are staples of the business world. And that includes the responsible investing sector. Just out is the 2010 list of the 100 Best Corporate Citizens. Now in its 11th year, it’s compiled by CRO, an association of corporate responsibility officers. It includes only publicly traded U.S. companies. Gracing this list are 13 Parnassus portfolio companies: Intel (in second place), Microsoft (14), Procter & Gamble (15), Nike (23), 3M (32), Texas Instruments (33), Johnson & Johnson (34), Applied Materials (53), Symantec (66), JP Morgan Chase (72), Accenture (75), Deere & Co. (76) and Medtronic (77). Then there is the world’s 100 Most Ethical Companies, compiled by Ethisphere, a New York City think tank. This is an unranked list that includes private and publicly-traded companies, drawing applicants from all over the world. On the 2010 list are 14 Parnassus portfolio companies: Ecolab, Nike, Accenture, Paychex, Adobe Systems, Symantec, American Express, Texas Instruments, Waste Management, AFLAC, Deere & Co., Google, Cisco Systems and Target. Finally, there’s the Global 100: Most Sustainable Corporations in the World, compiled by a Canadian magazine “for clean capitalism,” Corporate Knights. Ranked on this list are publicly-traded companies from 24 countries. The country with the most winners in 2010 is the United Kingdom, with 14 companies, second is the United States with 12. The No.1 ranked company is General Electric. Only two Parnassus companies make the list: Procter & Gamble (in 13th place) and Intel (39).

Methodologies differ, hence the variations in the lists. For an expert, lively dissection of the CRO list, along with comments from Internet browsers, see Marc Gunther’s blog at www.marcgunther.com. Gunther is a contributing editor at Fortune magazine and author of the book, Faith and Fortune: How Compassionate Capitalism is Transforming American Business. His overall conclusion: “All I can say is that anyone who uses this list to make an important decision ought not to be in a position to make important decisions.” Parnassus makes its own decisions based on its own research.

Google, which didn’t even make the CRO list, won plaudits for standing up to the Chinese government and exiting mainland China rather than censor search results on its popular site. It thus remained true to its stated mission, “do no evil.” David Carr, media columnist for the New York Times, hailed the action as “a blow for free speech”. . . 3M, which made only one of the three lists, entered into an agreement with a unit of the Department of Energy to explore pathways to alternative energy sources. The St. Paul, Minnesota-based technology company will work with the National Renewable Energy Laboratory on research and development projects in three areas: thin-film photovoltaics, solar power concentration and biofuels . . . Intel, which made two of the three lists, amended its corporate charter to include “corporate responsibility and sustainability performance” as issues its board of directors must address. As a result, Intel’s board will now be required to review regular reports on how the company is dealing with corporate responsibility and sustainable performance. The charter change flowed from shareholder resolutions introduced by Harrington Investments, a Napa, California-based investment advisor serving socially-conscious investors . . . Procter & Gamble, which made two of the three lists, has launched a conservation program to show consumers how they can save water, waste and energy when using the company’s

THE PARNASSUS FUNDS	19

products. Products such as Tide, Pampers and Duracell will be labeled “Future Friendly,” with explanations of how simple usage changes, such as switching to Tide Coldwater, “can help them lower their impact on the environment”. . . The Swiss pharmaceutical giant Novartis, which didn’t make any of the three lists, said it would give shareholders an advisory vote on executive compensation. More than 60 companies have now adopted this policy. Novartis also published a 264-page annual report characterized by a high degree of transparency. The company discloses, for example, that last year it received 913 reports of misconduct, up from the 884 reported in 2008. Of these reports, 240 were substantiated — and 155 employees were fired for misconduct.

Walgreen plans to offer fresh fruit and salads to shoppers in its 7,000 stores. As Haiti continues its rebuilding efforts from the devastating earthquake, Walgreen wrapped up its in-store giving campaign with customers donating nearly $2 million to the American Red Cross Haiti Relief and Development Fund . . . Target has launched permanent community recycling stations in all 1,740 stores to kick off a month-long celebration of the 40th anniversary of Earth Day. The retailer also eliminated all farmed salmon from its seafood offerings.

Speaking of transparency, check out the Corporate Responsibility Report issued by Nike early in 2010. Covering the years 2007, 2008 and 2009, it runs to 187 pages jam-packed not with lofty rhetoric but the nuts-and-bolts of the athletic company’s programs across a wide range of its operations: workers and factories, environment, philanthropy, communities, diversity and public advocacy. The information disgorged is amazing. Nike contracts with 618 locally-owned factories in 46 countries. China accounts for 35% of footwear production. The factories employ 823,026 people. Nike itself has 32,800 employees. These plants are monitored and given letter grades covering management, environmental, safety and health standards. In 2009, 22 factories received “D” grades, meaning they were noncompliant with Nike standards. There are 100 “C” grades, indicating that those factories were making no progress in correcting poor conditions. In the past five years, the percentage of African-Americans in Nike’s workforce has gone from 19% to 22%. In the past three years, the percentage of African-Americans in management has increased from 7% to 11%. Nike reduced the weight of its top-selling running shoe, Pegasus, by 13%, and the Air-Sole unit, which provides cushioning, now uses 83% recycled content. Nike supports soccer programs for homeless community members in more than 60 countries. Its top contribution in 2009 went to the Lance Armstrong Foundation.

Of special interest is the dedication of Nike’s report, “with gratitude,” to Neil Kearney, general secretary of the International Textile, Garment & Leather Workers’ Federation, who died last November at 59. He was one of those labor leaders who used to harass Nike for squalid conditions in their plants. “In those early days,” reads the dedication, “Neil harangued us. But from that rocky beginning, we learned to see that his voice was our mirror. Because of that, his was a voice of a true friend: a friend to the worker, but also to those companies struggling to find solutions to the issues he raised.” CEO Mark Parker puts it well in his introductory letter: “Transparency is an asset, not a risk.”

20	THE PARNASSUS FUNDS

THE PARNASSUS FUND

Summary Portfolio as of March 31, 2010 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
480,000	QUALCOMM Inc.	$20,155,200	$41.99	5.0%
1,360,000	Applied Materials Inc.	18,332,800	13.48	4.6%
690,000	Lowe’s Cos., Inc.	16,725,600	24.24	4.2%
1,050,000	Ciena Corp.	16,002,000	15.24	4.0%
1,215,000	DR Horton Inc.	15,309,000	12.60	3.8%
1,360,000	Pulte Homes Inc.	15,300,000	11.25	3.8%
230,000	Teleflex Inc.	14,736,100	64.07	3.7%
280,000	Target Corp.	14,728,000	52.60	3.7%
470,000	Wells Fargo & Co.	14,626,400	31.12	3.7%
540,000	VeriSign Inc.	14,045,400	26.01	3.5%
610,000	Intel Corp.	13,578,600	22.26	3.4%
530,000	Texas Instruments Inc.	12,969,100	24.47	3.2%
430,000	Autodesk Inc.	12,650,600	29.42	3.2%
280,000	JPMorgan Chase & Co.	12,530,000	44.75	3.1%
470,000	Cisco Systems Inc.	12,234,100	26.03	3.1%
225,000	Genzyme Corp.	11,661,750	51.83	2.9%
530,000	Toll Brothers Inc.	11,024,000	20.80	2.8%
290,000	Lam Research Corp.	10,822,800	37.32	2.7%
440,000	Altera Corp.	10,696,400	24.31	2.7%
590,000	Symantec Corp.	9,982,800	16.92	2.5%
210,000	Medtronic Inc.	9,456,300	45.03	2.4%
450,000	Corning Inc.	9,094,500	20.21	2.3%
530,000	KB Home	8,877,500	16.75	2.2%
15,000	Google Inc.	8,505,150	567.01	2.1%
140,000	Deere & Co.	8,324,400	59.46	2.1%
170,000	American Express Co.	7,014,200	41.26	1.8%
285,000	Bridgepoint Education Inc.	7,005,300	24.58	1.8%
380,000	Seagate Technology	6,938,800	18.26	1.7%
310,000	Administaff Inc.	6,615,400	21.34	1.7%
730,000	W&T Offshore Inc.	6,132,000	8.40	1.5%
270,000	Tower Group Inc.	5,985,900	22.17	1.5%
150,000	Walgreen Co.	5,563,500	37.09	1.4%
160,000	Waste Management Inc.	5,508,800	34.43	1.4%
70,000	Gen-Probe Inc.	3,500,000	50.00	0.9%
190,000	Yahoo! Inc.	3,140,700	16.53	0.8%
200,000	Quicksilver Resources Inc.	2,814,000	14.07	0.7%
100,000	eBay Inc.	2,695,000	26.95	0.7%
170,000	Finisar Corp.	2,670,700	15.71	0.7%
50,000	Accenture PLC	2,097,500	41.95	0.5%
260,000	Brocade Communications Systems Inc.	1,484,600	5.71	0.3%
20,000	Sysco Corp.	590,000	29.50	0.1%
10,000	Valeant Pharmaceuticals International	429,100	42.91	0.1%
	Total investment in equities	$392,554,000		98.3%
	Total short-term securities	$9,006,089		2.3%
	Other assets and liabilities	$(2,128,429)		–0.6%
	Total net assets	$399,431,660		100.0%
	Net asset value as of March 31, 2010	$37.30

THE PARNASSUS FUNDS	21

THE PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of March 31, 2010 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
4,000,000	QUALCOMM Inc.	$167,960,000	$41.99	5.7%
4,350,000	Waste Management Inc.	149,770,500	34.43	5.1%
2,300,000	Procter & Gamble Co.	145,521,000	63.27	5.0%
4,750,000	Microsoft Corp.	139,032,500	29.27	4.8%
2,000,000	Johnson & Johnson	130,400,000	65.20	4.5%
4,078,200	Bank of New York Mellon Corp.	125,934,816	30.88	4.3%
1,800,000	Teleflex Inc.	115,326,000	64.07	3.9%
2,675,000	Accenture PLC	112,216,250	41.95	3.8%
7,500,000	Applied Materials Inc.	101,100,000	13.48	3.5%
2,165,500	Energen Corp.	100,760,715	46.53	3.4%
3,300,000	Sysco Corp.	97,350,000	29.50	3.3%
4,243,591	MDU Resources Group Inc.	91,576,694	21.58	3.1%
1,210,000	Nike Inc.	88,935,000	73.50	3.0%
1,800,000	Medtronic Inc.	81,054,000	45.03	2.8%
975,000	Praxair Inc.	80,925,000	83.00	2.8%
1,650,000	Cooper Industries PLC	79,101,000	47.94	2.7%
1,500,000	Gen-Probe Inc.	75,000,000	50.00	2.6%
1,750,000	McCormick & Co.	67,130,000	38.36	2.3%
1,000,000	Royal Bank of Canada	58,350,000	58.35	2.0%
1,000,000	AFLAC Inc.	54,290,000	54.29	1.9%
1,350,000	AGL Resources Inc.	52,177,500	38.65	1.8%
850,000	Deere & Co.	50,541,000	59.46	1.7%
1,586,000	Paychex Inc.	48,690,200	30.70	1.7%
1,600,000	Black Hills Corp.	48,560,000	30.35	1.7%
755,000	Teva Pharmaceutical Industries Ltd. (ADR)	47,625,400	63.08	1.6%
2,650,000	Symantec Corp.	44,838,000	16.92	1.5%
825,000	Novartis AG (ADR)	44,632,500	54.10	1.5%
1,207,152	Pentair Inc.	42,998,754	35.62	1.5%
75,000	Google Inc.	42,525,750	567.01	1.5%
2,740,000	Hudson City Bancorp Inc.	38,798,400	14.16	1.3%
1,414,509	VeriSign Inc.	36,791,379	26.01	1.3%
1,001,341	WD-40 Co.	32,874,025	32.83	1.1%
700,000	Northwest Natural Gas Co.	32,620,000	46.60	1.1%
300,000	Apache Corp.	30,450,000	101.50	1.0%
350,000	3M Co.	29,249,500	83.57	1.0%
3,448,000	W&T Offshore Inc.	28,963,200	8.40	1.0%
800,000	IDEX Corp.	26,480,000	33.10	0.9%
559,805	Ecolab Inc.	24,603,430	43.95	0.8%

	Total investment in equities	$2,765,152,513		94.5%

22	THE PARNASSUS FUNDS

Summary Portfolio as of March 31, 2010 (unaudited) continued

Principal Amount $	Community Loans	Market Value	Per Share	Percent of Net Assets
1,000,000	MicroVest I, LP Note
	Loan, 5.88%, due 12/15/2010	$957,587		0.0%

	Total investment in community loans	$957,587		0.0%
	Total long-term investments	$2,766,110,100		94.5%
	Total short-term securities	$242,472,720		8.3%
	Other assets and liabilities	$(83,377,141)		–2.8%

	Total net assets	$2,925,205,679		100.0%

	Net asset value as of March 31, 2010
	Investor shares	$25.33
	Institutional shares	$25.38

THE PARNASSUS FUNDS	23

THE PARNASSUS MID - CAP FUND

Summary Portfolio as of March 31, 2010 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
37,000	Waste Management Inc.	$1,273,910	$34.43	4.7%
24,000	Cooper Industries PLC	1,150,560	47.94	4.3%
38,000	Sysco Corp.	1,121,000	29.50	4.1%
12,500	C. R. Bard Inc.	1,082,750	86.62	4.0%
75,000	Applied Materials Inc.	1,011,000	13.48	3.7%
68,000	Hudson City Bancorp Inc.	962,880	14.16	3.6%
23,000	McCormick & Co.	882,280	38.36	3.3%
17,000	Gen-Probe Inc.	850,000	50.00	3.1%
26,500	Patterson Companies Inc.	822,825	31.05	3.0%
22,500	Pentair Inc.	801,450	35.62	3.0%
13,000	Deere & Co.	772,980	59.46	2.9%
15,000	Fiserv Inc.	761,400	50.76	2.8%
11,000	Teleflex Inc.	704,770	64.07	2.6%
20,000	Intuit Inc.	686,800	34.34	2.5%
15,500	Valeant Pharmaceuticals International	665,105	42.91	2.5%
22,500	Autodesk Inc.	661,950	29.42	2.4%
12,000	AFLAC Inc.	651,480	54.29	2.4%
13,500	Ecolab Inc.	593,325	43.95	2.2%
13,500	Noble Corp.	564,570	41.82	2.1%
25,000	SEI Investments Co.	549,250	21.97	2.1%
35,000	Glacier Bancorp Inc.	533,050	15.23	2.0%
17,000	Paychex Inc.	521,900	30.70	1.9%
30,000	Symantec Corp.	507,600	16.92	1.9%
10,500	Citrix Systems Inc.	498,435	47.47	1.8%
23,000	MDU Resources Group Inc.	496,340	21.58	1.8%
14,000	DENTSPLY International Inc.	487,900	34.85	1.8%
10,000	Ultra Petroleum Corp.	466,300	46.63	1.7%
9,000	Cognizant Technology Solutions Corp.	458,820	50.98	1.7%
11,000	Nordstrom Inc.	449,350	40.85	1.7%
20,000	Synopsys Inc.	447,400	22.37	1.7%
10,500	Accenture PLC	440,475	41.95	1.6%
14,500	Microchip Technology Inc.	408,320	28.16	1.5%
5,100	Danaher Corp.	407,541	79.91	1.5%
7,000	Varian Medical Systems Inc.	387,310	55.33	1.4%
10,600	Adobe Systems Inc.	374,922	35.37	1.4%
9,000	Coach Inc.	355,680	39.52	1.3%
7,000	Energen Corp.	325,710	46.53	1.2%
5,500	Pioneer Natural Resources Co.	309,760	56.32	1.1%
3,700	Praxair Inc.	307,100	83.00	1.1%
3,000	Transocean Ltd.	259,140	86.38	1.0%
7,000	Cardinal Health Inc.	252,210	36.03	1.0%
6,000	Southwestern Energy Co.	244,320	40.72	0.9%
5,600	EQT Corp.	229,600	41.00	0.8%
6,100	Check Point Software Technologies Ltd.	213,866	35.06	0.8%
5,000	CareFusion Corp.	132,150	26.43	0.5%
	Total investment in equities	$26,085,484		96.4%
	Total short-term securities	$1,055,754		3.9%
	Other assets and liabilities	$(71,966)		–0.3%
	Total net assets	$27,069,272		100.0%
	Net asset value as of March 31, 2010	$17.26

24	THE PARNASSUS FUNDS

THE PARNASSUS SMALL - CAP FUND

Summary Portfolio as of March 31, 2010 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
405,000	Administaff Inc.	$8,642,700	$21.34	4.9%
315,000	Bridgepoint Education Inc.	7,742,700	24.58	4.4%
500,000	Ciena Corp.	7,620,000	15.24	4.3%
425,000	Mariner Energy Inc.	6,362,250	14.97	3.6%
285,000	Tower Group Inc.	6,318,450	22.17	3.6%
433,000	Quicksilver Resources Inc.	6,092,310	14.07	3.4%
90,000	Teleflex Inc.	5,766,300	64.07	3.2%
210,000	NorthWestern Corp.	5,630,100	26.81	3.2%
265,000	Toll Brothers Inc.	5,512,000	20.80	3.1%
210,000	VeriSign Inc.	5,462,100	26.01	3.1%
160,000	LHC Group Inc.	5,364,800	33.53	3.0%
340,000	Finisar Corp.	5,341,400	15.71	3.0%
105,000	Gen-Probe Inc.	5,250,000	50.00	3.0%
100,000	Northwest Natural Gas Co.	4,660,000	46.60	2.6%
800,000	Brocade Communications Systems Inc.	4,568,000	5.71	2.6%
387,000	Electronics for Imaging Inc.	4,500,810	11.63	2.5%
180,000	Jack Henry & Associates Inc.	4,330,800	24.06	2.4%
500,000	W&T Offshore Inc.	4,200,000	8.40	2.4%
170,000	Myriad Genetics Inc.	4,088,500	24.05	2.3%
90,000	Valeant Pharmaceuticals International	3,861,900	42.91	2.2%
520,000	ClickSoftware Technologies Ltd.	3,588,000	6.90	2.0%
110,000	Graco Inc.	3,520,000	32.00	2.0%
155,000	SEI Investments Co.	3,405,350	21.97	1.9%
200,000	KB Home	3,350,000	16.75	1.9%
40,000	Compass Minerals International Inc.	3,209,200	80.23	1.8%
80,000	FTI Consulting Inc.	3,145,600	39.32	1.7%
384,000	Mentor Graphics Corp.	3,079,680	8.02	1.7%
105,000	Ormat Technologies Inc.	2,954,700	28.14	1.7%
60,000	Energen Corp.	2,791,800	46.53	1.6%
140,000	Cognex Corp.	2,588,600	18.49	1.5%
65,000	AGL Resources Inc.	2,512,250	38.65	1.4%
315,000	Tellabs Inc.	2,384,550	7.57	1.3%
200,000	Pulte Homes Inc.	2,250,000	11.25	1.3%
50,000	Analogic Corp.	2,136,500	42.73	1.1%
60,000	Nash Finch Co.	2,019,000	33.65	1.1%
52,000	Cymer Inc.	1,939,600	37.30	1.1%
280,000	Harmonic Inc.	1,766,800	6.31	1.0%
140,000	DR Horton Inc.	1,764,000	12.60	1.0%
75,000	Websense Inc.	1,707,750	22.77	0.9%
45,000	Simpson Manufacturing Co., Inc.	1,249,200	27.76	0.7%
80,000	Glacier Bancorp Inc.	1,218,400	15.23	0.7%
20,000	Baldor Electric Co.	748,000	37.40	0.4%
15,000	Lam Research Corp.	559,800	37.32	0.3%
10,000	WD-40 Co.	328,300	32.83	0.2%
20,000	Electro Scientific Industries Inc.	256,200	12.81	0.1%
10,000	Cyberonics Inc.	191,600	19.16	0.1%
	Total investment in equities	$165,980,000		93.3%
	Total short-term securities	$19,354,556		10.9%
	Other assets and liabilities	$(7,427,884)		–4.2%
	Total net assets	$177,906,672		100.0%
	Net asset value as of March 31, 2010	$20.00

THE PARNASSUS FUNDS	25

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of March 31, 2010 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
210,000	QUALCOMM Inc.	$8,817,900	$41.99	7.2%
410,000	Applied Materials Inc.	5,526,800	13.48	4.5%
195,000	eBay Inc.	5,255,250	26.95	4.3%
40,000	International Business Machines Corp.	5,130,000	128.25	4.2%
110,000	Medtronic Inc.	4,953,300	45.03	4.0%
240,000	Corning Inc.	4,850,400	20.21	4.0%
290,000	Yahoo! Inc.	4,793,700	16.53	3.9%
211,000	Intel Corp.	4,696,860	22.26	3.8%
180,000	Cisco Systems Inc.	4,685,400	26.03	3.8%
90,000	Genzyme Corp.	4,664,700	51.83	3.8%
185,000	Lowe’s Cos., Inc.	4,484,400	24.24	3.7%
75,000	Deere & Co.	4,459,500	59.46	3.6%
95,000	Northwest Natural Gas Co.	4,427,000	46.60	3.6%
180,000	Altera Corp.	4,375,800	24.31	3.6%
192,000	SEI Investments Co.	4,218,240	21.97	3.4%
220,000	Symantec Corp.	3,722,400	16.92	3.0%
100,000	Walgreen Co.	3,709,000	37.09	3.0%
110,000	Autodesk Inc.	3,236,200	29.42	2.6%
68,000	Accenture PLC	2,852,600	41.95	2.3%
450,000	Brocade Communications Systems Inc.	2,569,500	5.71	2.1%
80,000	Paychex Inc.	2,456,000	30.70	2.0%
100,000	Texas Instruments Inc.	2,447,000	24.47	2.0%
35,000	Devon Energy Corp.	2,255,050	64.43	1.9%
30,000	Nike Inc.	2,205,000	73.50	1.8%
100,000	MDU Resources Group Inc.	2,158,000	21.58	1.8%
40,000	Target Corp.	2,104,000	52.60	1.7%
65,000	Graco Inc.	2,080,000	32.00	1.7%
26,000	Costco Wholesale Corp.	1,552,460	59.71	1.3%
80,000	Seagate Technology	1,460,800	18.26	1.2%
50,000	Simpson Manufacturing Co., Inc.	1,388,000	27.76	1.1%
45,000	Microsoft Corp.	1,317,150	29.27	1.1%
40,000	Wells Fargo & Co.	1,244,800	31.12	1.0%
30,000	American Express Co.	1,237,800	41.26	1.0%
2,100	Google Inc.	1,190,721	567.01	1.0%
20,000	Novartis AG (ADR)	1,082,000	54.10	0.9%
7,000	3M Co.	584,990	83.57	0.5%
40,000	Electro Scientific Industries Inc.	512,400	12.81	0.4%
10,000	Adobe Systems Inc.	353,700	35.37	0.3%
7,000	Canon Inc. (ADR)	323,470	46.21	0.3%
	Total investment in equities	$119,382,291		97.4%
	Total short-term securities	$4,295,653		3.5%
	Other assets and liabilities	$(1,157,857)		–0.9%
	Total net assets	$122,520,087		100.0%
	Net asset value as of March 31, 2010	$20.20

26	THE PARNASSUS FUNDS

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of March 31, 2010 (unaudited)

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	Maxtor Corp.
	Notes, 6.80%, due 04/30/2010	$4,040,000	$101.00	2.7%
4,000,000	SanDisk Corp.
	Notes, 1.00%, due 05/15/2013	3,455,000	86.38	2.3%
3,000,000	Transocean Inc.
	Notes, 1.63%, due 12/15/2037	2,988,750	99.63	2.0%
3,000,000	SL Green Realty
	Notes, 4.00%, due 06/15/2025	2,977,500	99.25	2.0%
2,000,000	Millipore Corp.
	Notes, 3.75%, due 06/01/2026	2,502,500	125.13	1.7%
2,500,000	Prologis
	Notes, 1.88%, due 11/15/2037	2,356,250	94.25	1.5%
2,500,000	Hologic Inc.
	Notes, 2.00%, due 12/15/2037	2,237,500	89.50	1.5%
2,000,000	Medtronic Inc.
	Notes, 1.50%, due 04/15/2011	2,032,500	101.63	1.3%
2,000,000	NASDAQ OMX Group Inc.
	Notes, 2.50%, due 08/15/2013	1,925,000	96.25	1.3%
1,000,000	Intel Corp.
	Notes, 2.95%, due 12/15/2035	981,250	98.13	0.7%

	Total investment in convertible bonds	$25,496,250		17.0%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
3,500,000	TJX Cos., Inc.
	Notes, 4.20%, due 08/15/2015	$3,701,954	$105.77	2.5%
3,000,000	AFLAC Inc.
	Notes, 8.50%, due 05/15/2019	3,612,156	120.41	2.4%
3,000,000	Waste Management Inc.
	Notes, 6.38%, due 03/11/2015	3,357,129	111.90	2.2%
3,000,000	Genentech Inc.
	Notes, 4.75%, due 07/15/2015	3,202,887	106.76	2.1%
2,800,000	Cisco Systems Inc.
	Notes, 5.50%, due 02/22/2016	3,120,082	111.43	2.1%
3,000,000	Praxair Inc.
	Notes, 4.50%, due 08/15/2019	3,031,845	101.06	2.0%
2,500,000	Praxair Inc.
	Notes, 4.38%, due 03/31/2014	2,661,025	106.44	1.8%
2,000,000	Valero Energy Corp.
	Notes, 9.38%, due 03/15/2019	2,381,072	119.05	1.6%
2,000,000	International Business Machines Corp.
	Notes, 6.50%, due 10/15/2013	2,295,704	114.79	1.5%
2,000,000	Waste Management Inc.
	Notes, 7.13%, due 12/15/2017	2,283,234	114.16	1.5%
2,000,000	Procter & Gamble Co.
	Notes, 4.95%, due 08/15/2014	2,186,052	109.30	1.5%
2,000,000	Burlington Northern
	Santa Fe Corp.
	Notes, 5.65%, due 05/01/2017	2,143,680	107.18	1.5%

THE PARNASSUS FUNDS	27

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of March 31, 2010 (unaudited) continued

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
2,000,000	Charles Schwab Corp.
	Notes, 4.95%, due 06/01/2014	$2,132,456	$106.62	1.4%
2,000,000	Intuit Inc.
	Notes, 5.75%, due 03/15/2017	2,113,908	105.70	1.4%
2,000,000	JPMorgan Chase & Co.
	Notes, 5.15%, due 10/01/2015	2,110,660	105.53	1.4%
2,000,000	Wells Fargo & Co.
	Notes, 3.00%, due 12/09/2011	2,065,096	103.25	1.4%
2,000,000	JPMorgan Chase & Co.
	Notes, 2.63%, due 12/01/2010	2,028,924	101.45	1.4%
2,000,000	AGL Capital Corp.
	Notes, 5.25%, due 08/15/2019	2,021,424	101.07	1.4%
2,000,000	Adobe Systems Inc.
	Notes, 3.25%, due 02/01/2015	2,007,930	100.40	1.3%
2,000,000	Burlington Northern
	Santa Fe Corp.
	Notes, 4.70%, due 10/01/2019	1,980,384	99.02	1.3%
1,939,703	Southwest Air 07-1 Trust
	Notes, 6.15%, due 08/01/2022	1,978,497	102.00	1.3%
1,493,000	Target Corp.
	Notes, 5.13%, due 01/15/2013	1,621,016	108.57	1.1%
1,500,000	Goldman Sachs Inc.
	Notes, 5.75%, due 10/01/2016	1,603,422	106.89	1.1%
1,000,000	Verizon Communications Inc.
	Notes, 5.55%, due 02/15/2016	1,093,284	109.33	0.7%
1,000,000	Goldman Sachs Inc.
	Notes, 5.63%, due 01/15/2017	1,024,704	102.47	0.7%
500,000	Procter & Gamble Co.
	Notes, 3.50%, due 02/15/2015	512,142	102.43	0.3%

	Total investment in corporate bonds	$58,270,667		38.9%

Shares	Equities	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK Inc.	$1,369,500	$45.65	0.9%

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	State of California
	5.65%, due 04/01/2039	$3,121,710	$104.06	2.1%

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Freddie Mac
	4.00%, due 06/12/2013	$3,196,941	$106.56	2.1%
2,000,000	Freddie Mac
	5.50%, due 08/23/2017	2,234,336	111.72	1.5%
2,000,000	Freddie Mac
	5.05%, due 01/26/2015	2,201,402	110.07	1.5%
2,000,000	Fannie Mae
	5.00%, due 03/02/2015	2,201,012	110.05	1.5%

28	THE PARNASSUS FUNDS

Summary Portfolio as of March 31, 2010 (unaudited) continued

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
2,000,000	Private Export Funding
	4.38%, due 03/15/2019	$2,018,228	$100.91	1.3%
2,000,000	Freddie Mac
	3.75%, due 03/27/2019	1,951,068	97.55	1.3%

	Total investment in
	U.S. government agency bonds	$13,802,987		9.2%

Principal Amount $	U.S. Government Treasury Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	U.S. Treasury
	4.50%, due 02/28/2011	$4,148,592	$103.71	2.8%
4,000,000	U.S. Treasury
	3.75%, due 11/15/2018	4,030,312	100.76	2.7%
3,000,000	U.S. Treasury
	3.13%, due 10/31/2016	2,989,686	99.66	2.0%
3,000,000	U.S. Treasury
	3.00%, due 09/30/2016	2,971,875	99.06	2.0%
3,000,000	U.S. Treasury
	4.38%, due 11/15/2039	2,836,875	94.56	1.9%
2,359,340	U.S. Treasury (TIPS)
	1.88%, due 07/15/2013	2,496,293	105.80	1.7%
2,500,000	U.S. Treasury
	3.63%, due 08/15/2019	2,469,530	98.78	1.6%
2,000,000	U.S. Treasury
	3.13%, due 09/30/2013	2,085,468	104.27	1.4%
2,000,000	U.S. Treasury
	2.63%, due 06/30/2014	2,029,532	101.48	1.4%
2,000,000	U.S. Treasury
	2.00%, due 11/30/2013	2,003,438	100.17	1.3%
2,000,000	U.S. Treasury
	2.38%, due 09/30/2014	2,000,624	100.03	1.3%
2,068,420	U.S. Treasury (TIPS)
	1.75%, due 01/15/2028	1,958,051	94.66	1.3%
2,000,000	U.S. Treasury
	3.38%, due 11/15/2019	1,929,844	96.49	1.3%
1,034,210	U.S. Treasury (TIPS)
	1.63%, due 01/15/2018	1,058,045	102.30	0.7%
1,000,000	U.S. Treasury
	1.50%, due 07/15/2012	1,007,812	100.78	0.7%

	Total investment in
	U.S. government treasury bonds	$36,015,977		24.1%
	Total long-term investments	$138,077,091		92.2%
	Total short-term securities	$13,621,077		9.1%
	Other assets and liabilities	$(1,981,063)		–1.3%

	Total net assets	$149,717,105		100.0%

	Net asset value as of March 31, 2010	$16.96

THE PARNASSUS FUNDS	29

THE PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investment

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche, LLP

50 Fremont Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

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